UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21883
Oppenheimer Rochester Ohio Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2009

Item 1. Reports to Stockholders.
ITEM 1. REPORTS TO STOCKHOLDERS. (OHIO LOGO) March 31, 2009 Oppenheimer Rochester™ Management Ohio Municipal Commentaries Fund and Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements “Covering every twist and turn of the financial markets may be a lucrative media strategy, but investors should focus instead on the significant advantages of investing for the long term in funds that offer attractive yields and monthly streams of tax-free income.” — DAN LOUGHRAN, Senior Vice President and Senior Portfolio Manager, OPPENHEIMERFUNDS/ROCHESTER (OPPENHEIMERFUNDS LOGO)

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco — Master Settlement Agreement	14.8%
Hospital/Health Care	13.8
Sales Tax Revenue	10.7
Adult Living Facilities	10.2
Tax Increment Financing (TIF)	8.2
Special Assessment	5.3
Marine/Aviation Facilities	5.2
Sewer Utilities	3.5
Parking Fee Revenue	3.5
General Obligation	3.1
Portfolio holdings are subject to change. Percentages are as of March 31, 2009, and are based on total assets.

Credit Allocation

AAA	2.4%
AA	6.0
A	19.1
BBB	55.5
BB or lower	17.0
Allocations are subject to change. Percentages are as of March 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 31.34% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA,AA,A and BBB and their equivalents denote investment-grade securities.
14      |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a turbulent 12-month period marked by broad price volatility in the world’s equity and credit markets, the net asset value (NAV) of Oppenheimer Rochester Ohio Municipal Fund’s Class A shares fell sharply, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was -24.44% at NAV and -28.03% at the maximum offering price (or with sales charges). As of March 31, 2009, the Fund’s Class A shares provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of March 31, 2009, the distribution yield for the Fund’s Class A shares was 8.16% at NAV. 1
     In all, the Fund distributed 65.9 cents per Class A share, including a small amount of taxable income. The monthly dividend rate per Class A share rose to 5.5 cents with the May 2008 payout, from 5.4 cents.
     At the end of this reporting period, the Fund had nearly 165 holdings and an average credit quality of BBB. Despite the broad turmoil in the municipal market, all but one bond in the portfolio was current with scheduled interest payments as of March 31, 2009.
     As the charts on pages 19 to 21 show, the Fund’s total returns were negative this reporting period, which was characterized by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we are confident that this current cycle of spread widening will eventually end, no one can accurately predict the specific timing. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.

1.	Falling share prices artificially increase yields.
15     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     In this reporting period, we continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, where Luis Fortuno, a fiscal conservative, was elected governor in November. The Fund’s investments in Puerto Rico constituted 26.4% of the Fund’s net assets as of March 31, 2009. Many of these holdings involve “creatures of the state,” which are municipal bonds that are supported by taxes and help finance electric utilities, education and highways. The Commonwealth, its agencies and its financing arm, the Government Development Bank (GDB), retained their investment-grade ratings from S&P and Moody’s this reporting period, and both report that the outlook is stable.
     The new governor plans to cut agency budgets, reduce government payroll and work to increase more private investment in the Commonwealth’s infrastructure projects, according to The Bond Buyer, a daily newspaper focused on the municipal bond industry. These moves are designed to help alleviate Puerto Rico’s fiscal 2009 deficit, now estimated at $3.4 billion, more than one-third of its $9.5 billion budget. The Commonwealth expects to receive $5 billion from the federal economic stimulus package and has asked for an additional $8 billion to $10 billion from other federal sources. In early March, legislators approved a $500 million local stimulus program, and these measures in combination should help stabilize Puerto Rico’s troubled economy. We remain confident in the government’s ability to collect taxes and make bond payments.
     The Fund’s underperformance can be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 14.8% of the Fund’s total assets and comprised the Fund’s largest sector. 2 As noted earlier, the prices of all bonds with lower credit ratings were adversely affected by credit spread widening, and this was especially true of tobacco bonds, which experienced price volatility this reporting period. Additionally, prices were affected by rating agency decisions, including Standard & Poor’s decision in September 2008 to lower its assessment of nearly a dozen tobacco bonds to negative watch, from negative outlook. In February 2009, S&P changed its assessment on 53 classes of

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
16     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

tobacco bonds to CreditWatch with negative implications and reiterated its position that 20 other classes of tobacco bonds belonged on CreditWatch negative. The credit ratings organization cited the new federal cigarette tax, effective April 1, 2009, and litigation risks.
     While court rulings often lead to brief spurts of media attention, we continue to believe that these cases should continue to have minimal impact on the quality or attractiveness of “tobacco bonds.” During this reporting period, the U.S. Supreme Court affirmed the right of smokers in Maine to sue Philip Morris on charges that its advertising for “light” cigarettes violated the state’s unfair trade practices statute. On March 31, 2009, the Court declined to hear a third challenge by Philip Morris to the punitive damages awarded by an Oregon jury to the widow of a deceased smoker. The company had argued that the original award of $79.5 million was excessive; with accrued interest, the 1999 award has nearly doubled. Separately, the long-standing Freedom Holdings case, once seen as the biggest potential threat to the MSA, was dismissed in November 2008 by the U.S. District Court for the Southern District of New York. Despite these cases, we believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound.
     During this reporting period, the Fund continued to be invested in many sectors that we believe remain fundamentally stable, including the hospital/health care sector, representing 13.8% of total assets as of March 31, 2009, and the sewer utilities sector, representing 3.5% of total assets on the same date. Both sectors were adversely affected this reporting period by widening credit spreads, which caused prices to decline. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The Rochester investment team believes we have found long-term value in these sectors this reporting period.
     About 10% of the Fund’s total assets were invested in the adult living facilities sector this reporting period. Our holdings in this sector consist primarily of non-rated bonds and as such have been sensitive to credit spread widening. Prices in this sector fell this reporting period and deterred from the Fund’s overall performance.
     At the beginning of this reporting period, the Fund held bonds issued by Ohio Port Authority of Columbiana Solid Waste (A & L Salvage LLC). These bonds were already priced at a discount when the waste facility’s operator reached a settlement agreement with the Ohio attorney general to end a lengthy investigation of the facility by the state’s environmental protection agency. As a result, the facility was closed and the bond prices plummeted. Given the circumstances, the Fund believes that the investment cannot be recouped. As of March 31, 2009, the market value of these bonds was assumed to be zero.
     The Fund’s holdings this reporting period also included percentage of LIBOR notes (PLNs), which are bond structures—mostly A-rated or better—that pay a variable rate
17     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
based on LIBOR. PLN credit quality was generally solid this reporting period, with some variation among tax-free issuers. However, the prices of PLNs remained depressed throughout this reporting period because muni yields remained more favorable than Treasury and LIBOR rates. These atypical relationships between the rates led to further price declines and, as a result, these holdings detracted from Fund performance. As described in more detail in this Fund’s prospectus and in the notes to the financial statements, the Fund’s line of credit increased partway through this reporting period. The Fund used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2009. Performance is measured from the inception date of all Classes on June 21, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index (formerly the “Lehman Brothers Municipal Bond Index”), an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
18     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class A Shares
Comparison Of Change In Value Of $10,000 Hypothetical Investments in:
Average Annual Total Returns Of Class A Shares with Sales Charge of the Fund at 3/31/09
1-Year -28.03% Since Inception (6/21/06) -12.15%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 22 for further information.
19     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/09
1-Year -28.56% Since Inception (6/21/06) -12.15%
20     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/09
1-Year -25.68% Since Inception (6/21/06) -11.32%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 22 for further information.
21     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Ohio Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class A returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class B returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class C returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
22     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: 1 transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and 2 ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
23     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2008	March 31, 2009	March 31, 2009

Actual
Class A	$1,000.00	$824.70	$5.11
Class B	1,000.00	821.40	8.54
Class C	1,000.00	821.40	8.54

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.35	5.65
Class B	1,000.00	1,015.61	9.44
Class C	1,000.00	1,015.61	9.44
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.12%
Class B	1.87
Class C	1.87
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
24     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes — 117.2%
Ohio — 85.8%
$40,000	Adams County, OH Valley Local School District [1]	5.250%		12/01/2021	$40,022
1,000,000	American Municipal Power-OH (Prairie State Energy Campus) [1]	5.750		02/15/2039	1,002,610
35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged) [1]	6.050		12/15/2019	28,040
5,000	Athens County, OH Community Mental Health (Kevin Coleman Foundation/Mahoning County Chemical Obligated Group) [1]	6.000		03/01/2013	5,069
10,000	Auglaize County, OH (Lake Pleasant Central School) [1]	7.000		12/01/2011	10,049
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty) [1]	5.000		12/01/2035	71,159
2,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) [1]	5.125		06/01/2024	1,647,973
7,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) [1]	5.875		06/01/2047	3,736,320
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) [1]	6.500		06/01/2047	2,944,300
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	392,288
2,980,000	Centerville, OH Health Care (Bethany Lutheran Village) [1]	5.750		11/01/2022	2,149,444
60,000	Clermont County, OH Hospital Facilities (Mercy Health System) [1]	5.625		09/01/2021	54,981
155,000	Cleveland, OH Airport (Continental Airlines) [1]	5.375		09/15/2027	79,631
275,000	Cleveland, OH Airport (Continental Airlines) [1]	5.700		12/01/2019	173,245
395,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments) [1]	7.000		06/01/2018	378,244
150,000	Cleveland-Cuyahoga County, OH Port Authority (Perrysburg) [1]	4.800		11/15/2035	93,384
150,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland) [1]	5.750		05/15/2020	127,344
360,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland) [1]	5.800		05/15/2027	274,298
5,000	Coldwater Village, OH School District [1]	5.350		12/01/2011	5,031
20,000	Columbus, OH Regional Airport Authority [1]	5.000		11/20/2035	18,452
1,250,000	Columbus-Franklin County, OH Finance Authority, Series A [1]	6.000		05/15/2035	1,054,488
85,000	Cuyahoga County, OH Health Care Facilities (Menorah Park Center for Senior Living) [1]	6.600		02/15/2018	73,603
70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim) [1]	6.700		08/15/2028	51,714
25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim) [1]	6.800		02/15/2035	17,798
45,000	Cuyahoga County, OH Hospital (Cleveland Clinic) [1]	5.125		01/01/2029	45,588
F1     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$35,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.125%	02/15/2013	$35,005
25,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.125	02/15/2015	24,846
35,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.125	02/15/2017	33,886
105,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.250	02/15/2019	99,137
10,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.375	02/15/2012	10,006
10,000	Cuyahoga County, OH Hospital (W.O. Walker Center) [1]	5.000	01/01/2023	8,447
5,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group) [1]	6.750	01/01/2010	5,147
1,290,0000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group) [1]	7.500	01/01/2030	1,241,973
60,000	Cuyahoga County, OH Mtg. (Osborn Apartments) [1]	5.350	05/20/2018	60,042
50,000	Cuyahoga County, OH Multifamily (Livingston Park) [1]	5.350	09/20/2027	50,023
15,000	Cuyahoga County, OH Utility System (The Medical Center Company) [1]	5.800	08/15/2009	15,041
260,000	Cuyahoga County, OH Utility System (The Medical Center Company) [1]	5.850	08/15/2010	260,450
425,000	Dayton, OH Airport (James M. Cox) [1]	5.250	12/01/2023	347,306
20,000	Dayton, OH Airport (James M. Cox) [1]	5.350	12/01/2032	15,214
75,000	Dayton, OH Special Facilities (EAFC/EWA Obligated Group) [1]	5.625	02/01/2018	75,465
100,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center) [1]	5.500	08/15/2022	90,608
265,000	Fairfield County, OH Hospital Improvement (Lancaster-Fairfield Community Hospital) [1]	5.500	06/15/2021	265,588
25,000	Finneytown, OH Local School District [1]	5.800	12/01/2024	25,071
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus) [1]	5.250	08/15/2018	7,685
15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus) [1]	5.375	08/15/2028	9,481
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus) [1]	5.375	08/15/2028	34,764
5,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services) [1]	5.400	07/01/2010	4,931
10,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services) [1]	5.500	07/01/2011	9,658
15,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services) [1]	5.500	07/01/2017	12,095
10,000	Franklin County, OH Industrial Devel. (FMC Corp.) [1]	7.125	10/01/2009	10,035
20,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.) [1]	5.650	11/20/2022	20,247
160,000	Franklin County, OH Mtg. (Villas at St. Therese) [1]	5.500	07/01/2021	118,389
25,000	Franklin County, OH Multifamily Hsg. (Hamilton Creek) [1]	5.550	07/01/2024	24,999
40,000	Franklin County, OH Revenue (New Lincoln Lodge) [1]	6.850	02/01/2035	41,402
F2     |     vOPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$225,000	Glenwillow Village, OH GO [1]	5.875%	12/01/2024	$227,198
192,500	Greene County, OH Economic Devel. (YMCA) [1]	6.000	12/01/2023	131,129
55,000	Greene County, OH University Hsg. (Central State University) [1]	5.100	09/01/2035	30,170
55,000	Greene County, OH University Hsg. (Central State University) [1]	5.375	09/01/2022	37,940
35,000	Greene County, OH University Hsg. (Central State University) [1]	5.625	09/01/2032	21,317
2,500,000	Grove City, OH Tax Increment Financing [1]	5.375	12/01/2031	1,463,400
49,000	Heath City, OH School District [1]	6.375	12/01/2027	44,996
5,000,000	Hickory Chase, OH Community Authority Infrastructure Improvement [1]	7.000	12/01/2038	3,598,000
1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.) [1]	5.000	12/01/2032	949,519
500,000	Lake County, OH Hospital Facilities (Lake Hospital System) [1]	6.000	08/15/2043	400,020
20,000	Lake County, OH Sewer District Improvements [1]	6.250	12/01/2014	20,058
5,000	Lakewood, OH GO [1]	5.125	12/01/2017	5,065
80,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza) [1]	6.375	07/15/2019	69,394
10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin) [1]	5.250	02/01/2021	8,831
15,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin) [1]	5.375	02/01/2012	14,999
10,000	Lorain County, OH Hospital (Catholic Healthcare Partners) [1]	5.375	10/01/2030	9,558
20,000	Lorain County, OH Hospital (Catholic Healthcare Partners) [1]	5.625	09/01/2016	20,227
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners) [1]	5.625	09/01/2017	15,170
500,000	Lorain County, OH Multifamily Hsg. (Kensington Square) [3]	5.800	07/20/2050	501,250
210,000	Lorain County, OH Port Authority (Alumalloy LLC) [1]	6.000	11/15/2025	139,490
20,000	Lorain, OH GO [1]	5.650	12/01/2015	20,138
10,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group) [1]	5.375	11/15/2023	9,360
50,000	Mahoning County, OH Board of Education (Career & Technical Center) [1]	6.750	12/01/2036	50,090
80,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group) [1]	5.000	11/15/2025	50,654
480,000	Mahoning County, OH Hospital Facilities (Forum Health/Trumbull Memorial	6.000	11/15/2032	303,782
	Hospital/Beeghly Oaks)
170,000	Marblehead, OH GO (Island View Waterline) [1]	5.250	12/01/2026	160,813
F3     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$55,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent) [1]	8.250%	12/01/2016	$55,127
25,000	Miamisburg, OH (Municipal Golf Course) [1]	5.750	12/01/2014	25,008
500,000	Montgomery County, OH (Miami Valley Hospital) [1]	6.250	11/15/2033	500,540
80,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek) [1]	5.600	09/01/2011	81,151
120,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group) [1]	5.400	12/01/2016	116,497
135,000	Muskingum County, OH Hospital Facilities (FSCCHM) [1]	5.375	02/15/2012	135,038
325,000	New Carlisle, OH (Twin Creek) [1]	6.125	11/01/2026	322,390
30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke) [1]	5.800	11/15/2028	19,763
700,000	OH Air Quality Devel. Authority (Fostoria Ethanol) [1]	8.500	02/01/2020	491,827
50,000	OH Air Quality Devel. Authority (Fostoria Ethanol) [1]	10.000	02/01/2020	35,115
450,000	OH Air Quality Devel. Authority (JMG Funding) [1]	5.625	10/01/2022	369,671
805,000	OH Air Quality Devel. Authority (JMG Funding) [1]	5.625	01/01/2023	658,514
700,000	OH Air Quality Devel. Authority (Marion Ethanol) [1]	8.500	02/01/2020	491,827
5,000	OH Capital Corp. for Hsg. (Section 8 Asst. Hsg.) [1]	6.000	07/01/2015	5,008
150,000	OH Economic Devel. (Astro Instrumentation) [1]	5.450	06/01/2022	148,227
15,000	OH Economic Devel. (Ohio Enterprise Bond Fund) [1]	5.150	12/01/2017	15,358
35,000	OH Environmental Facilities (Ford Motor Company)	5.950	09/01/2029	7,007
65,000	OH Environmental Facilities (Ford Motor Company)	6.150	06/01/2030	13,031
175,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments) [1]	6.600	08/01/2025	175,159
220,000	OH HFA [1]	5.250	09/01/2030	200,710
10,000	OH HFA (Oakleaf Village) [1]	5.700	09/01/2026	10,002
20,000	OH HFA (Wind River Apartments) [1]	5.650	05/01/2032	20,013
10,000	OH HFA, Series A-1 [1]	5.400	09/01/2029	9,963
200,000	OH Pollution Control (General Motors Corp.)	5.625	03/01/2015	24,844
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage) 4,5,[6]	14.500	07/01/2028	—
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation) [1]	7.125	08/01/2025	71,317
2,000,000	OH RiverSouth Authority (Lazarus Building Redevel.) [1]	5.750	12/01/2027	1,420,620
50,000	OH Sewage & Solid Waste Disposal (Anheuser Busch) [1]	6.000	07/01/2035	40,616
195,000	OH Solid Waste (General Motors Corp.)	6.300	12/01/2032	23,915
600,000	OH Solid Waste Disposal (USG Corp.) [1]	5.600	08/01/2032	263,214
950,000	OH Solid Waste Disposal (USG Corp.) [1]	5.650	03/01/2033	403,760
215,000	OH Solid Waste Disposal (USG Corp.) [1]	6.050	08/01/2034	94,527
F4     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Ohio Continued
$250,000	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)	6.350%		07/01/2027	$176,613
500,000	Orange Village, OH GO [1]	5.500		12/01/2027	459,385
390,000	Orange Village, OH GO (Chagrin) [1]	5.250		12/01/2024	363,223
120,000	Parma, OH GO [1]	5.000		12/01/2026	119,158
50,000	Pike County, OH Hospital Facilities (Pike Health Services) [1]	6.750		07/01/2017	45,331
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure) [1]	6.400		02/15/2034	158,092
10,000	Ravenna, OH GO [1]	6.300		02/01/2013	10,028
20,000	Seven Hills, OH GO [1]	6.250		12/01/2020	20,790
15,000	Sheffield, OH GO [1]	7.250		12/01/2011	15,016
5,000	Springboro, OH Special Assessment [1]	6.250		12/01/2014	5,108
25,000	Springboro, OH Special Assessment (Pioneer Blvd.) [1]	6.350		12/01/2014	25,044
940,000	Summit County, OH Port Authority [1]	6.500		05/15/2039	674,807
35,000	Toledo, OH GO [1]	6.350		12/01/2025	35,033
60,000	Toledo, OH Multifamily Hsg. (Commodore Perry) [1]	5.400		12/01/2023	60,014
95,000	Toledo, OH Multifamily Hsg. (Commodore Perry) [1]	5.450		12/01/2028	91,229
5,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments) [1]	5.250		12/01/2018	5,028
130,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments) [1]	5.300		12/01/2028	122,568
275,000	Toledo-Lucas County, OH Port Authority [1]	5.500		05/15/2020	206,847
2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park) [1]	5.375		12/01/2035	2,063,359
1,090,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	5.125		11/15/2025	781,606
50,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	5.400		05/15/2019	40,595
985,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	6.000		11/15/2027	732,712
50,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	6.375		11/15/2032	36,851
170,000	Toledo-Lucas County, OH Port Authority (Preston) [1]	4.800		11/15/2035	102,792
1,000,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons) [1]	5.400		11/01/2036	769,420
1,500,000	Tuscarawas County, OH (Union Hospital Assoc.) [1]	6.500		10/01/2021	1,477,980
1,500,000	Warren County, OH Port Authority (Corridor 75 Park) [1]	7.500		12/01/2034	1,167,075
10,000	Warren, OH Waterworks [1]	5.000		11/01/2022	9,936

					41,759,983

U.S. Possessions — 31.4%
250,000	Northern Mariana Islands Commonwealth, Series A [1]	5.000		06/01/2030	154,865
2,400,000	Puerto Rico Aqueduct & Sewer Authority [1]	6.000		07/01/2044	1,985,784
800,000	Puerto Rico Electric Power Authority, Series UU [5]	1.662	[7]	07/01/2031	336,000
25,000	Puerto Rico HFC [1]	5.100		12/01/2018	25,208
F5     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$90,000	Puerto Rico IMEPCF (American Airlines)	6.450%		12/01/2025	$35,512
250,000	Puerto Rico Infrastructure (Mepsi Campus) [1]	5.600		10/01/2014	230,720
765,000	Puerto Rico Infrastructure (Mepsi Campus) [1]	6.250		10/01/2024	594,956
2,120,000	Puerto Rico Infrastructure (Mepsi Campus) [1]	6.500		10/01/2037	1,533,587
1,580,000	Puerto Rico ITEMECF (Ana G. Mendez University) [1]	5.375		02/01/2019	1,311,021
20,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo) [1]	6.250		07/01/2016	20,009
10,000	Puerto Rico ITEMECF (Mennonite General Hospital) [1]	6.500		07/01/2012	9,744
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals) [1]	5.750		06/01/2029	45,173
2,085,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	822,824
35,000	Puerto Rico Port Authority, Series D [1]	7.000		07/01/2014	35,042
15,000	Puerto Rico Public Buildings Authority [1]	5.125		07/01/2024	12,290
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A [5]	1.714	[7]	08/01/2057	5,843,750
15,000	University of V.I., Series A [1]	6.000		12/01/2019	12,791
2,000,000	V.I. Public Finance Authority (Hovensa Refinery) [1]	4.700		07/01/2022	1,213,500
335,000	V.I. Public Finance Authority (Hovensa Refinery) [1]	6.125		07/01/2022	246,369
500,000	V.I. Public Finance Authority, Series A [1]	5.625		10/01/2025	428,110
50,000	V.I. Water & Power Authority [1]	5.300		07/01/2021	41,934
500,000	V.I. Water & Power Authority, Series A [1]	5.000		07/01/2031	375,692

					15,314,881

Total Investments, at Value (Cost $84,490,012) — 117.2%					57,074,864
Liabilities in Excess of Other Assets — (17.2)					(8,396,632)

NET ASSETS — 100.0%					$48,678,232

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See Note 1 of accompanying Notes.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $6,179,750, which represents 12.70% of the Fund’s net assets. See Note 5 of accompanying Notes.

6.	Non-income producing security.

7.	Represents the current interest rate for a variable or increasing rate security.
F6     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	57,074,864	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$57,074,864	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.
BCG	Bethesda Care Givers
BHA	Bethesda Hospital Assoc.
BHC	Bethesda Home Care
CSAHS	The Sisters of Charity of St. Augustine Health System
EAFC	Emery Air Freight Corp.
EWA	Emery Worldwide Airlines
FMC	Flagstaff Medical Center
FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry.
GO	General Obligation
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
PP	Professionals PRN, Inc.
SSNH	Sunny Slope Nursing Home
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.
F7     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $84,490,012) — see accompanying statement of investments	$57,074,864

Cash	372,165

Receivables and other assets:
Interest	1,372,731
Shares of beneficial interest sold	42,763
Other	46,789

Total assets	58,909,312

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	9,500,000
Investments purchased on a when-issued basis or forward commitment	500,644
Dividends	80,991
Shares of beneficial interest redeemed	32,003
Distribution and service plan fees	24,923
Shareholder communications	12,238
Interest expense on borrowings	6,648
Transfer and shareholder servicing agent fees	3,083
Trustees’ compensation	2,997
Other	67,553

Total liabilities	10,231,080

Net Assets	$48,678,232

Composition of Net Assets
Par value of shares of beneficial interest	$6,059

Additional paid-in capital	80,688,519

Accumulated net investment income	560,470

Accumulated net realized loss on investments	(5,161,668)

Net unrealized depreciation on investments	(27,415,148)

Net Assets	$48,678,232

F8     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $32,743,175 and 4,073,855 shares of beneficial interest outstanding)	$8.04
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.44

Class B Shares:
Net asset value, redemption price(excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,196,196 and 273,406 shares of beneficial interest outstanding)	$8.03

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,738,861 and 1,711,405 shares of beneficial interest outstanding)	$8.03
See accompanying Notes to Financial Statements.
F9     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income
Interest	$5,066,694

Other income	12

Total investment income	5,066,706

Expenses
Management fees	338,351

Distribution and service plan fees:
Class A	84,013
Class B	24,740
Class C	166,636
Transfer and shareholder servicing agent fees:
Class A	25,657
Class B	2,338
Class C	12,847

Shareholder communications:
Class A	25,080
Class B	1,526
Class C	15,674

Interest expense on borrowings	301,740

Borrowing fees	283,837

Interest expense and fees on short-term floating rate notes issued (See Note 1)	198,933

Custodian fees and expenses	2,902

Trustees’ compensation	2,180

Other	71,164

Total expenses	1,557,618
Less reduction to custodian expenses	(120)
Less waivers and reimbursements of expenses	(721,785)

Net expenses	835,713

Net Investment Income	4,230,993

Realized and Unrealized Loss
Net realized loss on investments	(3,313,577)

Net change in unrealized depreciation on investments	(19,073,099)

Net Decrease in Net Assets Resulting from Operations	$(18,155,683)

See accompanying Notes to Financial Statements.
F10     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,	2009	2008

Operations
Net investment income	$4,230,993	$2,759,528

Net realized loss	(3,313,577)	(1,904,894)

Net change in unrealized depreciation	(19,073,099)	(8,737,064)

Net decrease in net assets resulting from operations	(18,155,683)	(7,882,430)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,813,302)	(1,979,461)
Class B	(150,229)	(80,305)
Class C	(995,687)	(508,925)

	(3,959,218)	(2,568,691)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	513,398	32,634,045
Class B	800,068	1,751,664
Class C	3,799,672	14,622,932

	5,113,138	49,008,641

Net Assets
Total increase (decrease)	(17,001,763)	38,557,520

Beginning of period	65,679,995	27,122,475

End of period (including accumulated net investment income of $560,470 and $351,360, respectively)	$48,678,232	$65,679,995

See accompanying Notes to Financial Statements.
F11      |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(18,155,683)

Adjustments to reconcile net decrease in net assets from operations to net cash flow provided by operating activities:
Purchase of investment securities	(17,484,260)
Proceeds from disposition of investment securities	14,727,946
Short-term investment securities, net	8,320,289
Premium amortization	218,239
Discount accretion	(231,725)
Net realized loss on investments	3,313,577
Net change in unrealized depreciation on investments	19,073,099
Decrease in interest receivable	139,125
Decrease in receivable for securities sold	5,236,924
Increase in other assets	(43,040)
Decrease in payable for securities purchased	(10,227,626)
Increase in payable for accrued expenses	7,270

Net cash provided by operating activities	4,894,135

Cash Flows from Financing Activities
Proceeds from bank borrowings	46,200,000
Payments on bank borrowings	(44,400,000)
Payments from short-term floating rate notes issued	(8,355,000)
Proceeds from shares sold	30,815,709
Payments on shares redeemed	(27,258,325)
Cash distributions paid	(1,774,042)

Net cash used in financing activities	(4,771,658)

Net increase in cash	122,477

Cash, beginning balance	249,688

Cash, ending balance	$372,165

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,167,535.
Cash paid for interest on bank borrowings — $329,699.
Cash paid for interest on short-term floating rate notes issued — $198,933.
See accompanying Notes to Financial Statements.
F12      |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.41	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.70	.68	.61
Net realized and unrealized gain (loss)	(3.41)	(2.21)	.61

Total from investment operations	(2.71)	(1.53)	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.64)	(.44)

Net asset value, end of period	$8.04	$11.41	$13.58

Total Return, at Net Asset Value[3]	(24.44)%	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,743	$47,326	$22,292

Average net assets (in thousands)	$42,433	$39,710	$12,528

Ratios to average net assets:[4]
Net investment income	7.06%	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued	1.92%	1.69%	2.49%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.73%	0.17%

Total expenses	2.24%	2.42%	2.66% [6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.12%	1.53%	0.97%

Portfolio turnover rate	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
F13      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.40	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.63	.59	.52
Net realized and unrealized gain (loss)	(3.42)	(2.23)	.62

Total from investment operations	(2.79)	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.54)	(.36)

Net asset value, end of period	$8.03	$11.40	$13.58

Total Return, at Net Asset Value[3]	(25.04)%	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,196	$2,316	$935

Average net assets (in thousands)	$2,481	$1,872	$419

Ratios to average net assets:[4]
Net investment income	6.52%	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued	2.86%	2.63%	3.95%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.73%	0.17%

Total expenses	3.18%	3.36%	4.12% [6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.87%	2.28%	1.72%

Portfolio turnover rate	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
F14      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data

Per Share Operating Data Net asset value, beginning of period	$11.39	$13.57	$12.80

Income (loss) from investment operations:
Net investment income[2]	.63	.59	.46
Net realized and unrealized gain (loss)	(3.41)	(2.23)	.67

Total from investment operations	(2.78)	(1.64)	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.54)	(.36)

Net asset value, end of period	$8.03	$11.39	$13.57

Total Return, at Net Asset Value[3]	(24.97)%	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,739	$16,038	$3,895

Average net assets (in thousands)	$16,693	$11,872	$784

Ratios to average net assets:[4]
Net investment income	6.41%	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	2.82%	2.54%	3.45%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.73%	0.17%

Total expenses	3.14%	3.27%	3.62% [6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.87%	2.28%	1.72%

Portfolio turnover rate	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
F15      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
F16 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F17 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities on a When-issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$500,644
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-
F18 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of zero were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F19 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based On Cost Of
Securities And
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-term	Loss	For Federal Income
Income	Gain	Carryforward [1,2,3,4]	Tax Purposes

$868,558	$—	$5,041,919	$27,534,897

1.	As of March 31, 2009, the Fund had $2,953,897 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$5
2016	809,696
2017	2,144,196

Total	$2,953,897

2.	As of March 31, 2009, the Fund had $2,088,022 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F20 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction To	Reduction To
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	On Investments

$62,665	$62,665
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$3,956,990	$2,565,402
Ordinary income	2,228	3,289

Total	$3,959,218	$2,568,691

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$84,604,786

Gross unrealized appreciation	$18,038
Gross unrealized depreciation	(27,552,935)

Net unrealized depreciation	$(27,534,897)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$706
Payments Made to Retired Trustees	185
Accumulated Liability as of March 31, 2009	1,955
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount
F21 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
F22 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,041,645	$20,170,311	3,789,553	$48,991,843
Dividends and/or distributions reinvested	162,147	1,556,254	79,568	1,006,807
Redeemed	(2,279,387)	(21,213,167)	(1,360,687)	(17,364,605)

Net increase (decrease)	(75,595)	$513,398	2,508,434	$32,634,045

Class B
Sold	171,922	$1,705,637	147,833	$1,924,580
Dividends and/or distributions reinvested	10,770	100,190	4,261	53,628
Redeemed	(112,404)	(1,005,759)	(17,836)	(226,544)

Net increase	70,288	$800,068	134,258	$1,751,664

Class C
Sold	769,606	$8,097,415	1,398,244	$18,129,322
Dividends and/or distributions reinvested	54,681	511,091	19,322	243,638
Redeemed	(520,639)	(4,808,834)	(296,908)	(3,750,028)

Net increase	303,648	$3,799,672	1,120,658	$14,622,932

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$17,484,260	$14,727,946
F23 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $40,164 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan For Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans For Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $81,238 and $187,173, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F24 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-end	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$28,260	$—	$14,366	$7,407
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $477,207, $32,526 and $212,052 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term
F25     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.95% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$10,959,452
Average Daily Interest Rate	2.630%
Fees Paid	$314,017
Interest Paid	$329,699
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures About Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F26     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F27     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Ohio Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 20, 2009
F28     |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2009 are eligible for the corporate dividend-received deduction. 99.94% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
25      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
26      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held With the Fund, Length of Service, Age	Principal Occupation(s) During The Past 5 Years; Other Trusteeships/directorships Held; Number of Portfolios in The Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2006) Age: 65	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educa- tional institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfo- lios in the OppenheimerFunds complex.
27      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (pri- vately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organi- zation) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995- 1999). Oversees 54 portfolios in the OppenheimerFunds complex.
28      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OPPENHEIMERFUNDS COMPLEX.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with Oppenheimerfunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.
29      |      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999- June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
30      |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Robert G. Zack, Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31      |     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Item 2. Code Of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees And Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $34,700 in fiscal 2009 and $34,700 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,368 in fiscal 2009 and $1,342 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,500 for 2009 and no such fees for 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Review of tax returns.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $338,068 in fiscal 2009 and $257,578 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies And Procedures For Closed-end Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-end Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities By Closed-end Management Investment Company And Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters To A Vote Of Security Holders.
The Fund’s Governance Committee Provisions With Respect To Nominations Of Directors/trustees To The Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls And Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 05/14/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 05/14/2009

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date: 05/14/2009